Principal Exchange-Traded Funds
Supplement dated June 21, 2023
to the Prospectus dated November 1, 2022
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARIES FOR THE FOLLOWING FUNDS
Principal Healthcare Innovators ETF
Principal International Adaptive Multi-Factor ETF
Principal Millennial Global Growth ETF
Principal Quality ETF
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
Principal U.S. Mega-Cap ETF
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
Principal U.S. Small-Cap Multi-Factor ETF
Principal Value ETF
On August 1, 2023, in the Investment Advisor and Portfolio Managers section, delete the bullet point for Jeffrey A. Schwarte and replace with the following in alphabetical order:
•Christopher Ibach (since 2023), Portfolio Manager

MANAGEMENT OF THE FUNDS
On August 1, 2023, under The Manager and Advisor in the Portfolio Managers section, remove all references to Jeffrey A. Schwarte and add the following in alphabetical order:
Christopher Ibach has been with Principal® since 2000. He earned a bachelor’s degree in Electrical Engineering and an M.B.A. in Finance from the University of Iowa. Mr. Ibach has earned the right to use the Chartered Financial Analyst designation.

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